Significant Risks	12 Months Ended
Apr. 30, 2026
Risks and Uncertainties [Abstract]
Significant Risks

3. Significant Risks

Credit risk

Financial instruments that potentially subject the Company to significant concentration of credit risk primarily consist of cash and accounts receivable. The maximum exposure of such assets to credit risk as of the balance sheet dates is their carrying amount as of those dates.

As of April 30, 2025 and 2026, $659,082 and $1,236,113 were on deposit in financial institutions in Hong Kong. Deposits with each member bank are insured by the government authority up to a maximum limit of HKD500,000 (approximately $63,829) per depositor per bank. To limit exposure to credit risk relating to deposits, the Company primarily places cash deposits with large financial institutions that management believes have high credit quality, and the Company also continually monitors their credit worthiness.

Other current assets that potentially subject the Company to credit risk are monitored through regular and ongoing assessments of the counterparties’ financial condition and credit history. In addition, the Company evaluates historical collection trends, the aging profile of receivables, and prevailing economic conditions. Based on these assessments, management believes that adequate controls are in place to minimize credit risk associated with these assets. As of April 30, 2025 and 2026, the Company recorded allowances of $25,217 and $25,614, respectively, for expected credit losses against accounts receivable.

Concentration risks

For the years ended April 30, 2025 and 2026, the Company’s assets were primarily located in Hong Kong. The Company considers that it is exposed to the following concentrations of risk:

(a) Major customers

For the years ended April 30, 2025 and 2026, there was one customer that accounted for 10% or more of the Company’s revenue. Revenue from that customer accounted for approximately 46.8% and 33.2% of the Company’s total revenue for those two years.

As of April 30, 2025 and 2026, there were two customers whose receivables accounted for 10% or more of the Company’s total balances of accounts receivable. These accounted for 59.7% and 38.7% of total accounts receivable as of April 30, 2025, and 55.7% and 34.7% as of April 30, 2026, respectively.

(b) Major vendors

For the years ended April 30, 2025 and 2026, no vendor accounted for 10% or more of the Company’s total purchases.

Interest rate risk

Fluctuations in market interest rates may adversely affect the Company’s financial position and results of operations. The Company is exposed to interest rate risk primarily through its bank deposits, which are subject to floating interest rates. This exposure may be more pronounced during periods of significant interest rate volatility. The Company monitors this exposure but, based on the relatively short duration and modest average balance of these deposits, does not consider the potential impact of interest rate fluctuations to be material to its financial position or results of operations. As of the reporting date, the Company has not entered into any interest rate hedging arrangements or derivative instruments to manage this exposure.